UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2007

Catcher Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50299	62-0201385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44084 Riverside Parkway, Suite 320

Leesburg, Virginia 20176

(Address of Principal Executive Offices, including zip code)

(703) 723-2700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Vivato Merger

On December 5, 2007, Catcher Holdings, Inc. (the “Company”) and Vivato Networks, Inc. (“Vivato”) executed an Amended and Restated Agreement and Plan of Merger, dated as of December 4, 2007 (the “Merger Agreement”), by and among the Company, Vivato, Huckleberry Acquisition Corporation, a wholly-owned subsidiary of the Company (“Merger Sub”) and Gary Haycox as Stockholders’ Agent (the “Agreement”), which amended and restated certain terms of the Agreement and Plan of Merger, dated as of September 24, 2007, by and among the Company, Vivto, Merger Sub and the Stockholders’ Agent, and closed the merger. Pursuant to the Agreement, Merger Sub merged with and into Vivato, with Vivato surviving as a wholly-owned subsidiary of the Company (the “Merger”).

Pursuant to the Agreement, all shares of Vivato common stock issued and outstanding were converted automatically into the right to receive, in the aggregate, two million five hundred thousand (2,500,000) shares of the Company’s common stock. In addition to the assets of Vivato Networks, Inc., the Company is assuming a loan for up to $1,000,000 (of which $300,000 has been drawn down) between Vivato Networks, Inc. and Aequitas Capital Management, Inc. (the “Aequitas Loan”). The loan provides for advances of up to $1,000,000 with an initial advance of $300,000 and subsequent advances on the achievement of certain milestones as defined. The unpaid portion of the Principal together with all accrued but unpaid interest on the Aequitas Loan is due and payable in full 60 days following the issuance date (the “Maturity Date”), provided, however, that the holder may extend the applicable Maturity Date, upon notice to the Company in accordance with the terms of the Aequitas Loan. Interest accrues on the unpaid applicable Principal balance at a rate of twenty percent (20%) per annum, simple interest, and is payable at each one month anniversary of the Aequitas Loan. The Aequitas Loan is secured by substantially all of the assets of Vivato Networks, Inc. The Aequitas Loan contains several events of default including failure to make principal payments. In an event of default, Aequitas would take possession of the assets of Viato Networks, Inc. in order to satisfy amount due under the Aequitas Loan.

The securities to be issued in connection with the Merger have not been and will not be registered under the Securities Act of 1933, as amended, or any state securities law and will be sold in a private transaction pursuant to an exemption from registration provided by Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder. The shares may not be subsequently offered or sold within the United States absent registration or exemption from such registration requirements and compliance with applicable state laws. Under the terms of the Agreement, the Company is obligated to register the shares of common stock issued upon the closing of the Merger for resale on a registration statement to be filed within 45 days of the closing.

The Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company and Vivato. The Agreement contains representations and warranties of the Company and Vivato. The assertions embodied in these representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Agreement. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

Immediately prior to the closing of the Merger, Vivato transfered certain intellectual property assets (the “Vivato IP”) to Vivato Networks Holdings, Inc. (“Vivato Holdings”). In connection with the closing of the Merger, the Company entered into a License Agreement with Vivato Holdings pursuant to which the Company will license the Vivato IP for a period of 18 months in exchange for an aggregate of one million eight thousand (1,008,000) shares of the Company’s common stock. The Company will have the option to purchase the Vivato IP at the end of the term of the License Agreement or upon the closing of an equity financing which results in aggregate proceeds of not less than $7,500,000 to the Company.

Management Agreement

In addition, on November 30, 2007, the Company entered into and Management Advisory Services Agreement (the “Management Agreement”) with Aequitas Capital Management, Inc. (“Aequitas”), pursuant to which the Company issued 1,300,000 shares of its common stock to Aequitas and agreed to pay $7,500 per month in consideration for certain consulting services. Under the terms of the Consulting Agreement, the Company issued 500,000 shares pursuant to Company’s 2005 Stock Incentive Plan. In addition, in certain circumstances, the Company may be obligated to pay a “finder’s fee” in connection with certain transactions facilitated by Aequitas. The Consulting Agreement expires on November 30, 2010, provided, however, that Aequitas has the exclusive right to terminate the Consulting Agreement by providing thirty (30) days written notice to the Company or in certain other circumstances as defined.

The securities being offered have not been registered under the Securities Act of 1933, as amended, or any state securities law and have been sold in a private transaction pursuant to an exemption from registration provided by Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder. The shares may not be subsequently offered or sold within the United States absent registration or exemption from such registration requirements and compliance with applicable state laws.

Vivato Loan

On November 30, 2007, the Company entered into a Promissory Note with Vivato Networks, Inc. The note provides for total advances of up to $1,000,000 in accordance with the Aequitas Loan described above (the “Vivato Note”). The unpaid portion of the Principal together with all accrued but unpaid interest on the Vivato Note is due and payable in full 60 days following the issuance date (the “Maturity Date”), provided, however, that the holder may extend the applicable Maturity Date, upon notice to the Company in accordance with the terms of the Vivato Note. Interest accrues on the unpaid applicable Principal balance at a rate of twenty percent (20%) per annum, simple interest, and is payable at each one month anniversary of the Vivato Note.

The foregoing descriptions of the transaction documents do not purport to be complete and are qualified in their entirety by the Form of License Agreement filed as Exhibit 10.47 to the Company’s Current Report on Form 8-K filed with the SEC on September 28, 2007 and the Amended and Restated Agreement and Plan of Merger, Management Advisory Services Agreement and Promissory Note attached as Exhibit 2.2, 10.50 and 10.51, respectively, and incorporated herein by reference.

This Form 8-K does not constitute an offer to sell or the solicitation of an offer to purchase any securities.

As discussed further below under Item 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers, on December 4, 2007, Catcher, Inc., the wholly owned subsidiary of Catcher Holdings, Inc., entered into Executive Employment Agreements, dated November 24, 2007, with Gary Haycox, the Company’s Chief Technology Officer and Allan Rakos, the Company’s President and Chief Operating Officer.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth above under Item 1.01, Entry into a Material Definitive Agreement, is hereby incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth above under Item 1.01, Entry into a Material Definitive Agreement, is hereby incorporated by reference into this Item 3.02.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 28, 2007, the Board appointed Gary Haycox as a Director to fill a vacancy on the Board contingent upon the closing of the Vivato Merger, to serve until his successor is duly appointed and qualified or until his earlier death, resignation or removal.

As reported above under Item 1.01, Entry into a Material Definitive Agreement, on December 4, 2007, Catcher, Inc. (“Catcher”), the wholly owned subsidiary of the Company, entered into an Executive Employment Agreement (the “Haycox Employment Agreement”), with Gary Haycox, the Company’s Chief Technology Officer. Under the Haycox Employment Agreement, the Company will pay Mr. Haycox an annual base salary of $175,000 and he will be eligible to receive an annual bonus between fifty percent (50%) and one hundred percent (100%) of such annual base salary based on achievement of goals and objectives established by the Company. In addition, pursuant to the Haycox Employment Agreement, the Company granted Mr. Haycox an option to purchase 300,000 shares of the Company’s Common Stock a price per share of $0.81 (the “Stock Option”) and 100,000 shares of restricted common stock (the “Restricted Stock”), each in accordance with the Company’s 2005 Stock Incentive Plan (the “Plan”). 1/3 of the shares subject to the Stock Option will vest on November 24, 2008 and 1/36 of the shares subject to the Stock Option will vest each month thereafter for the next 24 months, subject to earlier termination following the cessation of Mr. Haycox’s service with the Company or termination for Cause (as defined in the Plan). In addition, the vesting of the Stock Option will accelerate upon the occurrence of a Change in Control or Corporate Transaction (as those terms are defined in the Plan). 1/3 of the restricted shares will vest on November 24, 2008, 2009 and 2010, subject to earlier termination following the cessation of Mr. Haycox’s service with the Company or termination for Cause (as defined in the Plan). In addition, the vesting of the Stock Option will accelerate upon the occurrence of a Change in Control or Corporate Transaction (as those terms are defined in the Plan). In addition, in consideration of achieving certain objectives, the Company shall grant Executive up to two hundred fifty thousand (250,000) fully vested shares of the Company’s Common Stock (the “Stock Bonus”) The Stock Bonus is subject to the terms of the Company’s 2005 Stock Incentive Plan. The Haycox Employment Agreement is for an indefinite period of time and is terminable by either party without any advance notice.

Gary Haycox brings technology and strategic leadership experience from a 25 year career with Intel Corporation. As a Director of Strategy, he was responsible for identifying emerging technologies, industry trends and solutions that drove new corporate objectives across Intel. Mr. Haycox led the architectural strategy for Digital Communities, which was designed to be a service oriented framework that included emerging information and communications technologies supporting a distributed services model. From 2005 through 2006 Mr. Haycox was the CEO for Acuo Technologies, a medical image management software company. Mr. Haycox assumed responsibility for restructuring of the company, building out the sales and marketing capabilities and developing a partner-based go-to-market strategy. In April of 2006 Mr, Haycox led an effort to procure the assets of Vivato, Inc to form Vivato Networks, taking on the role of Chief Executive Officer in September 2006. Throughout 2007 Vivato Networks established significant milestones in ramping the business, sales and growth objectives culminating in the merger with Catcher, Inc. Mr. Haycox attended DeVry University and holds a degree in Electronic Engineering Technology.

In addition, on December 4, 2007, Catcher, Inc. (“Catcher”), the wholly owned subsidiary of the Company, entered into an Executive Employment Agreement (the “Rakos Employment Agreement”), with Allan Rakos, the Company’s

President and Chief Operating Officer. Under the Rakos Employment Agreement, the Company will pay Mr. Rakos an annual base salary of $175,000 and he will be eligible to receive an annual bonus between fifty percent (50%) and one hundred percent (100%) of such annual base salary based on achievement of goals and objectives established by the Company. In addition, pursuant to the Rakos Employment Agreement, the Company granted Mr. Haycox an option to purchase 300,000 shares of the Company’s Common Stock a price per share of $0.81 (the “Stock Option”) and 100,000 shares of restricted common stock (the “Restricted Stock”), each in accordance with the Company’s 2005 Stock Incentive Plan (the “Plan”). 1/3 of the shares subject to the Stock Option will vest on November 24, 2008 and 1/36 of the shares subject to the Stock Option will vest each month thereafter for the next 24 months, subject to earlier termination following the cessation of Mr. Rakos’ service with the Company or termination for Cause (as defined in the Plan). In addition, the vesting of the Stock Option will accelerate upon the occurrence of a Change in Control or Corporate Transaction (as those terms are defined in the Plan). 1/3 of the restricted shares will vest on November 24, 2008, 2009 and 2010, subject to earlier termination following the cessation of Mr. Rakos’ service with the Company or termination for Cause (as defined in the Plan). In addition, the vesting of the Stock Option will accelerate upon the occurrence of a Change in Control or Corporate Transaction (as those terms are defined in the Plan). In addition, in consideration of achieving certain objectives, the Company shall grant Executive up to two hundred fifty thousand (250,000) fully vested shares of the Company’s Common Stock (the “Stock Bonus”) The Stock Bonus is subject to the terms of the Company 2005 Stock Incentive Plan. The Rakos Employment Agreement is for an indefinite period of time and is terminable by either party without any advance notice.

As our President and Chief Operating Officer, Allan Rakos is responsible for strategic channel development and overall Company operations. He brings a diverse background from the technology and finance industries, with experience including sales force management, operations and strategic market and channel development. In his role at Intel Corporation from 1996 through 2006, Mr. Rakos developed and managed high-end channel strategies and programs that drove several hundreds of millions of dollars in sales through major OEM partners. Mr. Rakos created the Intel Digital Community Initiative which has reached global awareness and acceptance in leading wireless broadband deployments and usage models of applications and services to cities throughout the world. Mr. Rakos has solid international experience in geography and strategic market development in the hardware, software and solutions market place. Mr. Rakos holds a Bachelor of Science in Business Economics and Graduate degree in Business Management and Finance from Illinois Benedictine College.

The description of the terms of the Employment Agreements set forth above is incorporated herein by reference and qualified in its entirety by reference to the Executive Employment Agreements which are filed with this current report as Exhibit 10.48 and 10.49. The description of the terms of the Plan is qualified in its entirety by reference to the Company’s 2005 Stock Incentive Plan attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on October 27, 2005.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this report on Form 8-K must be filed.

(b) Pro Forma Financial Information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this report on Form 8-K must be filed.

(d)	Exhibits.

2.2	Amended and Restated Agreement and Plan of Merger, dated as of December 4, 2007, by and among Catcher Holdings, Inc., Huckleberry Acquisition Corporation and Vivato Networks, Inc.

10.47	Form of License Agreement to be executed by and between Catcher Holdings, Inc. and Vivato Networks Holdings, Inc. (1)

10.48	Executive Employment Agreement, dated December 4, 2007, by and between Catcher, Inc. and Gary Haycox.

10.49	Executive Employment Agreement, dated December 4, 2007, by and between Catcher, Inc. and Allan Rakos.

10.50	Promissory Note by and between Catcher Holdings, Inc. and Vivato Networks, Inc.

10.51	Management Services Agreement by and between Catcher Holdings, Inc. and Aequitas Capital Management, Inc.

(1)	Previously filed on Form 8K with the SEC on September 28, 2007 and incorporated herein by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATCHER HOLDINGS, INC.

December 5, 2007	By:	/s/ Denis McCarthy
Denis McCarthy
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.2	Amended and Restated Agreement and Plan of Merger, dated as of December 4, 2007, by and among Catcher Holdings, Inc., Huckleberry Acquisition Corporation and Vivato Networks, Inc.

10.47	Form of License Agreement to be executed by and between Catcher Holdings, Inc. and Vivato Networks Holdings, Inc. (1)

10.48	Executive Employment Agreement, dated December 4, 2007, by and between Catcher, Inc. and Gary Haycox.

10.49	Executive Employment Agreement, dated December 4, 2007, by and between Catcher, Inc. and Allan Rakos.

10.50	Promissory Note by and between Catcher Holdings, Inc. and Vivato Networks, Inc.

10.51	Management Services Agreement by and between Catcher Holdings, Inc. and Aequitas Capital Management, Inc.